As filed with the Securities and Exchange Commission on September 21, 2012

Registration No. 333-183778

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

TO

FORM F-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Michael Kors Holdings Limited

(Exact Name of Registrant as Specified in Its Charter)

British Virgin Islands	3100	Not Applicable
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

c/o Michael Kors Limited

Unit 1001, 10/F, Miramar Tower

132 Nathan Road

Tsim Sha Tsui, Hong Kong

(852) 3928-5563

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

John D. Idol

Chief Executive Officer

c/o Michael Kors (USA), Inc.

11 West 42nd Street, 21st Floor

New York, NY 10036

(212) 201-8388

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies to:

John C. Kennedy, Esq.	Richard D. Truesdell Jr., Esq.
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Davis Polk & Wardwell LLP
1285 Avenue of the Americas	450 Lexington Avenue
New York, NY 10019-6064	New York, NY 10017
(212) 373-3000	(212) 450-4000

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to Be Registered	Amount to Be Registered(1)	Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)
Ordinary shares, no par value	23,000,000	$53.31	$1,226,130,000	$140,514

(1)	Includes 3,000,000 additional shares that the underwriters have the option to purchase.
(2)

With regard to the securities included hereby, the offering price and registration fee are estimated pursuant to Rule 457(c) under the Securities Act of 1933, as amended, based upon the average high and low prices for the ordinary shares of Michael Kors Holdings Limited, as reported by the New York Stock Exchange, on September 5, 2012.

(3)	Previously paid.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The sole purpose of this Amendment No. 2 to the Michael Kors Holdings Limited Registration Statement on Form F-1 (File No. 333-183778), as filed with the Securities and Exchange Commission (the “SEC”) on September 7, 2012 and amended on September 20, 2012 (together, the “Registration Statement”), is to furnish Exhibit 101 to the Registration Statement in accordance with Rule 405(a)(2) of Regulation S-T. Exhibit 101 consists of the interactive data files that were not included with the Registration Statement, as allowed by the 30-day grace period for the first filing in which detailed footnote tagging is required.

This Amendment No. 2 does not otherwise change or update the disclosures set forth in the Registration Statement as originally filed and does not otherwise reflect events occurring after the original filing of the Registration Statement.

Pursuant to Rule 406T of Regulation S-T, the interactive data files contained in Exhibit 101 are not deemed filed as part of this registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under these sections.

Item 8. Exhibits and Financial Statement Schedules

(a)	Exhibits

Exhibit No.	Document Description
1.1	Form of Underwriting Agreement.*

2.1

Restructuring Agreement, dated as of July 7, 2011, by and among Michael Kors Holdings Limited, John Idol, SHL-Kors Limited, Michael Kors, SHL Fashion Limited, Michael Kors (USA), Inc., Michael Kors Far East Holdings Limited, Sportswear Holdings Limited, Littlestone, Northcroft Trading Inc., Vax Trading, Inc., OB Kors LLC, John Muse, Muse Children’s GS Trust, JRM Interim Investors, LP and Muse Family Enterprises (included as Exhibit 2.1 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

3.1

Amended and Restated Memorandum and Articles of Association of Michael Kors Holdings Limited (included as Exhibit 99.3 to the Company’s Current Report on Form 6-K filed on February 14, 2012, and incorporated herein by reference).

4.1

Specimen of Ordinary Share Certificate of Michael Kors Holdings Limited (included as Exhibit 4.1 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

4.2

Credit Agreement, dated as of September 15, 2011, among Michael Kors (USA), Inc., the foreign subsidiary borrowers party thereto, the lenders party thereto, the guarantors party thereto, J.P. Morgan Chase Bank, N.A. and Wells Fargo Bank, National Association (included as Exhibit 4.2 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

5.1	Opinion of Harney, Westwood & Riegels as to the validity of the securities being offered.*

10.1

Subscription Agreement, dated as of July 7, 2011, among Michael Kors Holdings Limited and certain shareholders of Michael Kors Holdings Limited (included as Exhibit 10.1 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

10.2

Shareholders Agreement, dated as of July 11, 2011, among Michael Kors Holdings Limited and certain shareholders of Michael Kors Holdings Limited (included as Exhibit 10.2 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

10.3

Voting and Lock-Up Agreement, dated as of July 11, 2011, among Michael Kors Holdings Limited and certain shareholders of Michael Kors Holdings Limited (included as Exhibit 10.3 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

10.4

Amended and Restated Michael Kors (USA), Inc. Stock Option Plan (included as Exhibit 10.4 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

10.5

Form of Indemnification Agreement between Michael Kors Holdings Limited and its directors and officers (included as Exhibit 10.5 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

10.6

Licensing Agreement, dated as of April 1, 2011, between Michael Kors, L.L.C. and Michael Kors (HK) Limited (included as Exhibit 10.6 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference). (Certain portions of this exhibit were omitted pursuant to a confidential treatment request. Omitted information was filed separately with the Securities and Exchange Commission.)

Exhibit No.	Document Description

10.7

Licensing Agreement, dated as of April 1, 2011, between Michael Kors, L.L.C. and Michael Kors Trading Shanghai Limited (included as Exhibit 10.7 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference). (Certain portions of this exhibit were omitted pursuant to a confidential treatment request. Omitted information was filed separately with the Securities and Exchange Commission.)

10.8

Michael Kors Holdings Limited Omnibus Incentive Plan (included as Exhibit 10.8 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

10.9

Amendment No. 1 to the Amended and Restated Michael Kors (USA), Inc. Stock Option Plan (included as Exhibit 4.9 to the Company’s Annual Report on Form 20-F filed on June 12, 2012, and incorporated herein by reference).

21.1	List of subsidiaries of Michael Kors Holdings Limited.*

23.1	Consent of PricewaterhouseCoopers LLP.*

23.2	Consent of Harney, Westwood & Riegels (included in Exhibit 5.1).*

24.1	Powers of Attorney.*

101.INS	XBRL Instance Document**

101.SCH	XBRL Taxonomy Extension Schema**

101.CAL	XBRL Taxonomy Extension Calculation Linkbase**

101.DEF	XBRL Taxonomy Extension Definition Linkbase**

101.LAB	XBRL Taxonomy Extension Label Linkbase**

101.PRE	XBRL Taxonomy Extension Presentation Linkbase**

*	Previously filed.
**

Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

(b)	Financial Statement Schedules

Schedules have been omitted because the information required to be set forth therein is not applicable or is shown in the consolidated financial statements or the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this pre-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 21, 2012.

MICHAEL KORS HOLDINGS LIMITED

By:	/S/ JOSEPH B. PARSONS
Name:	Joseph B. Parsons
Title:	Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this pre-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on September 21, 2012.

Signature	Title

* Michael Kors	Honorary Chairman, Chief Creative Officer and Director

* John D. Idol	Chairman, Chief Executive Officer and Director (Principal Executive Officer)

/S/ JOSEPH B. PARSONS Joseph B. Parsons	Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer (Principal Accounting and Financial Officer)

* Silas K. F. Chou	Director

* Lawrence S. Stroll	Director

* M. William Benedetto	Director

* Stephen F. Reitman	Director

* John D. Idol	Authorized Representative in the United States

*By:	/S/ JOSEPH B. PARSONS
Name:	Joseph B. Parsons
Title:	Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Document Description
1.1	Form of Underwriting Agreement.*

2.1

Restructuring Agreement, dated as of July 7, 2011, by and among Michael Kors Holdings Limited, John Idol, SHL-Kors Limited, Michael Kors, SHL Fashion Limited, Michael Kors (USA), Inc., Michael Kors Far East Holdings Limited, Sportswear Holdings Limited, Littlestone, Northcroft Trading Inc., Vax Trading, Inc., OB Kors LLC, John Muse, Muse Children’s GS Trust, JRM Interim Investors, LP and Muse Family Enterprises (included as Exhibit 2.1 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

3.1

Amended and Restated Memorandum and Articles of Association of Michael Kors Holdings Limited (included as Exhibit 99.3 to the Company’s Current Report on Form 6-K filed on February 14, 2012, and incorporated herein by reference).

4.1

Specimen of Ordinary Share Certificate of Michael Kors Holdings Limited (included as Exhibit 4.1 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

4.2

Credit Agreement, dated as of September 15, 2011, among Michael Kors (USA), Inc., the foreign subsidiary borrowers party thereto, the lenders party thereto, the guarantors party thereto, J.P. Morgan Chase Bank, N.A. and Wells Fargo Bank, National Association (included as Exhibit 4.2 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

5.1	Opinion of Harney, Westwood & Riegels as to the validity of the securities being offered.*

10.1

Subscription Agreement, dated as of July 7, 2011, among Michael Kors Holdings Limited and certain shareholders of Michael Kors Holdings Limited (included as Exhibit 10.1 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

10.2

Shareholders Agreement, dated as of July 11, 2011, among Michael Kors Holdings Limited and certain shareholders of Michael Kors Holdings Limited (included as Exhibit 10.2 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

10.3

Voting and Lock-Up Agreement, dated as of July 11, 2011, among Michael Kors Holdings Limited and certain shareholders of Michael Kors Holdings Limited (included as Exhibit 10.3 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

10.4

Amended and Restated Michael Kors (USA), Inc. Stock Option Plan (included as Exhibit 10.4 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

10.5

Form of Indemnification Agreement between Michael Kors Holdings Limited and its directors and officers (included as Exhibit 10.5 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

10.6

Licensing Agreement, dated as of April 1, 2011, between Michael Kors, L.L.C. and Michael Kors (HK) Limited (included as Exhibit 10.6 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference). (Certain portions of this exhibit were omitted pursuant to a confidential treatment request. Omitted information was filed separately with the Securities and Exchange Commission.)

Exhibit No.	Document Description

10.7

Licensing Agreement, dated as of April 1, 2011, between Michael Kors, L.L.C. and Michael Kors Trading Shanghai Limited (included as Exhibit 10.7 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference). (Certain portions of this exhibit were omitted pursuant to a confidential treatment request. Omitted information was filed separately with the Securities and Exchange Commission.)

10.8

Michael Kors Holdings Limited Omnibus Incentive Plan (included as Exhibit 10.8 to the Company’s Registration Statement on Form F-1, as amended (File No. 333-178282), filed on December 2, 2011, and incorporated herein by reference).

10.9

Amendment No. 1 to the Amended and Restated Michael Kors (USA), Inc. Stock Option Plan (included as Exhibit 4.9 to the Company’s Annual Report on Form 20-F filed on June 12, 2012, and incorporated herein by reference).

21.1	List of subsidiaries of Michael Kors Holdings Limited.*

23.1	Consent of PricewaterhouseCoopers LLP.*

23.2	Consent of Harney, Westwood & Riegels (included in Exhibit 5.1).*

24.1	Powers of Attorney.*

101.INS	XBRL Instance Document**

101.SCH	XBRL Taxonomy Extension Schema**

101.CAL	XBRL Taxonomy Extension Calculation Linkbase**

101.DEF	XBRL Taxonomy Extension Definition Linkbase**

101.LAB	XBRL Taxonomy Extension Label Linkbase**

101.PRE	XBRL Taxonomy Extension Presentation Linkbase**

*	Previously filed.
**

Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.